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                                                                      Exhibit 4

   INCORPORATED UNDER THE LAWS                          COMMON STOCK
    OF THE STATE OF DELAWARE

                                     [LOGO]            PAR VALUE $.01

                                                      CUSIP 804137 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN
 NEW YORK, N.Y. AND CHICAGO, IL.

                               SAUER-DANFOSS INC.

THIS CERTIFIES THAT




IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Sauer-Danfoss Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.
Dated:

                                                        /s/ David L. Pfeifle
                                    [GRAPHIC]
COUNTERSIGNED AND REGISTERED:                                    PRESIDENT
   EQUISERVE TRUST COMPANY, N.A.
                    TRANSFER AGENT
                    AND REGISTRAR
BY
                                                       /s/ Kenneth D. McCuskey
               AUTHORIZED SIGNATURE                    SECRETARY AND TREASURER

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                               SAUER-DANFOSS INC.

     The Corporation will furnish any stockholder upon request without charge a statement of the powers, designations, preferences and rights, and the qualifications, limitations and restrictions of such preferences and rights, of all classes and series of the capital stock of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-____________Custodian______________
                    (Cust)                (Minor)
                  under Uniform Gifts to Minors
                  Act ______________
                         (State)


    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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                                    Signature:

                                    X
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                                    NOTICE: The signature to this assignment
                                    must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

                           Signature(s) Guaranteed:

                           ----------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.